                                                                 EXHIBIT 7.6

                        CENTRAL RESERVE LIFE CORPORATION

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     This Registration Rights Agreement (this "Agreement"), dated as of July 1, 1998, is between CENTRAL RESERVE LIFE CORPORATION, an Ohio corporation (the "Corporation"), and the persons and entities set forth on the signature pages attached hereto (the "Investors").

                                 R E C I T A L S
                                 ---------------

     The Investors have agreed to purchase common shares, without par value, of the Corporation (the "Common Shares") pursuant to that certain Amended and Restated Stock Purchase Agreement of even date herewith provided that the parties hereto enter into this Agreement.

     The Corporation deems it desirable to enter into this Agreement in order to induce the Investors to purchase the Common Shares pursuant to the Stock Purchase Agreement.

                                   AGREEMENTS
                                   ----------

     In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement.

     "Commission" means the Securities and Exchange Commission.

     "Common Shares" means the Common Shares, without par value, of the Corporation.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

     "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

     "Registrable Shares" means at any time (i) any Common Shares then outstanding which were issued pursuant to the Stock Purchase Agreement; (ii) any Common Shares then outstanding and held by any Investor (including the Common Shares issuable upon exercise the Warrants (as defined in the Stock Purchase Agreement)); (iii) any Common Shares then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as a dividend or other distribution with respect or in replacement of any shares referred to in (i) or (ii); and (iv) any Common Shares then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i) or (ii);PROVIDED, HOWEVER, that Registrable Shares shall not include any shares which have been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such



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Person has the then-existing right to acquire such Registrable Shares, whether or not such acquisition actually has been effected.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Stock Purchase Agreement" means the Amended and Restated Stock Purchase Agreement dated as of March 30, 1998, by and among the Company, Strategic Acquisition Partners, LLC, Insurance Partners, L.P.
and Insurance Partners Offshore (Bermuda).

         2.       DEMAND REGISTRATION.

                  2.1 REQUESTS FOR REGISTRATION. Subject to the terms of this Agreement, the holders of at least $5,000,000 of the then market value of the outstanding Registrable Shares may, at any time, request registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, then at the option of the Company, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). Within ten (10) days after receipt of any request pursuant to this Section 2.1, the Corporation will give written notice of such request to all other holders of Registrable Shares, subject to
Section 2.4, and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion within thirty (30) days after delivery of the Corporation's notice. All registrations requested pursuant to this Section 2 are referred to herein as "Demand Registrations."

                  2.2 PAYMENT OF EXPENSES FOR DEMAND REGISTRATIONS. The Corporation will pay all Registration Expenses (as defined in Section 6 below) for two Demand Registrations initiated by Insurance Partners, L.P., one Demand Registration initiated by Turkey Vulture Fund XIII, Ltd. and one Demand Registration initiated by Strategic Acquisition Partners, LLC (or its principals or affiliates) (including those under Section 2.3) (whether a Long-Form Registration or a Short-Form Registration). A registration will not count as one of the Corporation-paid Demand Registrations until it has become effective and the holders of Registrable Shares are able to register and sell at least 90% of the Registrable Shares requested to be included in such registration (or in the case of a shelf registration, it remains effective for not less than 180 days); provided, however, that in any event the Corporation will pay all Registration Expenses in connection with any registration initiated as a Demand Registration even though such registration shall not count as a Corporation-paid Demand Registration. In a Demand Registration other than the four Demand Registrations referred to in the first sentence of this Section (including those under Section 2.3), the Registration Expenses of such registration shall be borne by the holders of Registrable Shares to be registered thereunder pro rata based on the number of Registrable Shares and other securities requested or permitted to be included in such registration pursuant to the terms of this Agreement.

                  2.3 SHORT-FORM REGISTRATIONS. Demand Registrations will be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form. The Corporation will use its best efforts to make Short-Form Registrations available for the sale of Registrable Shares. If a Short-Form Registration is to be an underwritten public offering, and if the underwriters for marketing or other reasons request the inclusion in the registration statement of information which is not required under the Securities Act to be included in a registration statement on the applicable form for the Short-Form Registration, the Corporation will provide such information as may be reasonably requested for inclusion by the underwriters in the Short-Form Registration.

                  2.4 PRIORITY. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Corporation in writing that in their opinion the inclusion of the number of Registrable Shares and other securities requested to be included (by the Corporation or others) creates a substantial risk that the price per Common Share will be reduced, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold without creating such




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a risk, pro rata among the respective holders of Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register.

                  2.5 RESTRICTIONS. The Corporation will not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. The Corporation may postpone for up to ninety (90) days the filing or the effectiveness (but not the preparation) of a registration statement for a Demand Registration if the Board of Directors of the Corporation reasonably and in good faith determines that such filing would require a disclosure of a material fact that would have a material adverse effect on the Corporation or any plan by the Corporation to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction. In order to postpone the filing of a registration statement pursuant to this Section 2.5, the Corporation shall promptly (but in any event within ten (10) days), upon determining to seek such postponement, deliver to each holder who has requested the registration of all or any part of its Registrable Shares, a certificate signed by an executive officer of the Corporation stating that the Corporation is postponing such filing pursuant to this Section 2.5 and a general statement of the reason for such postponement and an approximation of the anticipated delay. Within twenty (20) days after receiving such certificate, the holders of a majority of the Registrable Shares held who have requested the registration of all or any part of their respective Registrable Shares and for which registration was previously requested may withdraw such demand request by giving written notice to the Corporation; if withdrawn, the demand request shall be deemed not to have been made for all purposes of this Agreement. The Corporation may postpone the filing of a particular registration statement pursuant to this
Section 2.5 only once.

                  2.6 SELECTION OF UNDERWRITERS. The holders of at least a majority of the Registrable Shares included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Corporation's approval which will not be unreasonably withheld or delayed, and any existing contract rights of Advest, Inc.

         3.       PIGGYBACK REGISTRATION.

                  3.1 RIGHT TO PIGGYBACK. Whenever the Corporation proposes to register any of its equity securities under the Securities Act (other than pursuant to a Demand Registration hereunder or on Form S-8 or S-4 or any successor form thereto) and the registration form to be used may be used for the registration of any Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice (which shall be given not less than thirty (30) days prior to the effective date of the registration statement) to all holders of the Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares (in accordance with the priorities set forth in Sections 3.2 and 3.3 below) with respect to which the Corporation has received written requests for inclusion within fifteen (15) days after the delivery of the Corporation's notice.

                  3.2 PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per Common Share will be reduced, the Corporation will include in such registration first, the securities that the Corporation proposes to sell, second, the Registrable Shares requested to be included in such registration, pro rata among the holders of such Registrable Shares on the basis of the number of shares which are owned by such holders, and third, other securities requested to be included in such registration.

                  3.3 PRIORITY SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in the




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registration creates a substantial risk that the price per Common Share will be reduced, the Corporation will include in such registration first, the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of Common Shares or Registrable Shares which are owned by such holders, and second, other securities requested to be included in such registration.

                  3.4 OTHER REGISTRATIONS. If the Corporation has previously filed a registration statement with respect to Registrable Shares pursuant to
Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

                  3.5 SELECTION OF UNDERWRITERS. In connection with any Piggyback Registration, the holders of at least a majority of the Registrable Shares requested to be registered shall have the right to select the managing underwriters (subject to the approval of the Corporation which shall not be unreasonably withheld or delayed) to administer any offering of the Corporation's securities in which the Corporation does not participate, and the Corporation will have such right in any offering in which it participates.

         4.       HOLDBACK AGREEMENTS.

                  4.1 HOLDER'S AGREEMENTS. Each holder of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities or make any demand for registration under Sections 2 or 3 hereof, during the seven (7) days prior to, and during the ninety (90) days following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Shares are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree. Nothing herein shall prevent a holder of Registrable Shares that is a partnership from making a distribution of Registrable Shares to its partners, a holder of Registrable Shares that is a trust from making a distribution of Registrable Shares to its beneficiaries or a holder of Registrable Shares that is a corporation from making a distribution of Registrable Shares to its stockholders, provided that the transferees of such Registrable Shares agree to be bound by the provisions of this Agreement to the extent the transferor would be so bound.

                  4.2 CORPORATION'S AGREEMENTS. The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the ninety (90) days following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, (ii) to use all reasonable efforts to cause each holder of at least five percent (5%) (on a fully diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree, subject to the registration obligations of the Company under the Common Share Purchase Warrants and (iii) if requested by the underwriters managing the registered public offering, to use all reasonable efforts to cause each other holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree, subject to the registration obligations of the Company under the Common Share Purchase Warrants.




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         5. REGISTRATION PROCEDURES. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its best efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation will as expeditiously as possible:

          prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Corporation will furnish copies of all such documents proposed to be filed to the counsel or counsels for the sellers of the Registrable Shares covered by such registration statement);

          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          furnish to each seller of Registrable Shares and the underwriters such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriter may reasonably request in order to facilitate the disposition of the Registrable Shares;

          use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller or underwriter to consummate the disposition in such jurisdictions of the Registrable Shares (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

          promptly notify each seller of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus or registration statement so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus or registration statement will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          cause all such Registrable Shares to be (i) listed on each securities exchange on which similar securities issued by the Corporation are then listed,
(ii) authorized to be quoted and/or listed (to the extent applicable) on the NASD Automated Quotation System or The Nasdaq National Market if the Registrable Shares so qualify, or (iii) if no similar securities issued by the Corporation are then listed on a securities exchange, a securities exchange selected by the holders of at least a majority of the Registrable Shares included in such registration;

          provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

          enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of at least a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, but not limited to, effecting a stock split or a combination of shares).




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          make available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission or any state securities or other regulatory authority suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          at least forty eight (48) hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of at least a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws;

          at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Corporation included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act;

          make generally available to the Corporation's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of the Corporation's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover such twelve (12) month period, and which requirement will be deemed to be satisfied if the Corporation timely files complete and accurate information on Forms 10-Q, 10-K, and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

          If requested by the managing underwriter or any seller promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

          cooperate with each seller and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the NASD;




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          during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act; and

          notify each seller of Registrable Shares promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information.

         6.       REGISTRATION EXPENSES.

                  6.1 CORPORATION'S EXPENSES. Except as provided in Section 2.2 hereof, all expenses incident to the Corporation's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation; the expenses and fees for listing the securities to be registered on each securities exchange, expenses incurred in obtaining any comfort letters, and all fees and expenses associated with filings required to be made with the NASD.

                  6.2 HOLDER'S EXPENSES. Except as provided in Section 2.2 hereof, in connection with any registration statement in which Registrable Shares are included, the Corporation will reimburse the holders of Registrable Shares covered by such registration for the reasonable cost and expenses incurred by such holders in connection with such registration, including, but not limited to, reasonable fees and disbursements of one counsel chosen by the holders of at least a majority of such Registrable Shares.

         7.       INDEMNIFICATION.

                  7.1 BY THE CORPORATION. The Corporation agrees to indemnify and reimburse, to the fullest extent permitted by law, each holder of Registrable Shares, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, but not limited to, attorney's fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact, required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are directly caused by statements or omissions made in reliance on and in strict conformity with the information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the extent customary. The payments required by this Section 7.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to an obligation of repayment in the event such indemnity is determined not to be owed.

                  7.2 BY EACH HOLDER. In connection with any registration statement in which a holder of Registrable Shares is participating, each such holder will furnish to the Corporation in writing such information as the Corporation reasonably requests for use in connection with any such registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto and, to the extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation




                              Page 86 of 136 Pages
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(within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder specifically for inclusion in the registration statement or prospectus; provided, that the obligation to indemnify will be several, and not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; further provided, however, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Corporation information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto that corrected or made not misleading information previously furnished to the Corporation

                  7.3 PROCEDURE. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent such failure to provide notice materially prejudices the indemnifying Person) and (ii) unless in such indemnified Person's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (x) the indemnifying party has agreed to pay such fees or expenses, or (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably delayed or withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing. An indemnifying Person who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying Person with respect to such claim, unless in the reasonable judgment of any indemnified Person a conflict of interest may exist between such indemnified Person and any other of such indemnified parties with respect to such claim.

                 7.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7.1 or 7.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, liabilities, claims, damages, or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one Person for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7.4, The




                              Page 87 of 136 Pages
amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages, or expenses (or actions in respect thereafter referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7.3, defending any such action or claim. Notwithstanding the provisions of this Section 7.4, no holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, related to such sale of Registrable Shares. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The holders' obligations in this
Section 7.4 to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint. If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7.1 and 7.2 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7.4 subject, in the case of the holders, to the limited dollar amounts get forth in Section 7.2.

                  7.5 SURVIVAL. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified Person for contribution to such Person in the event the Corporation's indemnification is unavailable for any reason.

         8. COMPLIANCE WITH 144 AND RULE 144A. At the request of any holder of Registrable Shares who proposes to sell securities in compliance with Rule 144 of the Commission, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time and (ii) make available to the public and such holders such information as will enable the holders of Registrable Shares to make sales pursuant to Rule 144. Unless the Corporation is subject to Section 13 or 15(d) of the Exchange Act, the Corporation will provide to the holder of Registrable Shares and to any prospective purchaser of Registrable Shares under Rule 144A of the Commission, the information described in Rule 144A(d)(4) of the Commission.

         9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Shares shall be required to make any representations or warranties in connection with any registration other than as to (i) such holder's ownership of his or its Registrable Shares to be sold or transferred free and clear of all liens, claims, and encumbrances,
(ii) such holder's power and authority to effect such transfer, and (iii) such matters pertaining to the compliance with securities laws as may be reasonably requested; provided, further, that the obligation of such holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such holders selling Registrable Shares, and the liability of each such holder will be in proportion to, and provided further that such liability will be limited to, the net amount received by such holder from the sale of his or its Registrable Shares pursuant to such registration.

         10.      MISCELLANEOUS.

                  10.1 NO INCONSISTENT AGREEMENTS. The Corporation will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.




                              Page 88 of 136 Pages

                  10.2 ADJUSTMENTS AFFECTING REGISTRABLE SHARES.The Corporation will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration, including, but not limited to, effecting a stock split or combination of shares.

                  10.3 OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Corporation will not hereafter grant to any Person or Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Shares.

                  10.4 REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law, in equity, or otherwise.

                  10.5 AMENDMENTS AND WAIVERS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the holders of at least a majority of the Registrable Shares; provided, however, that the provisions of this Agreement may not be amended or waived without the consent of the holders of all the Registrable Shares adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Shares but does not so adversely affect all of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of Registrable Securities and the Corporation.

                  10.6 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Investors or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holders of such Registrable Shares.

                  10.7 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  10.8 DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

                  10.9 NOTICES. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any Person designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

         If to the Corporation, to:

                  Central Reserve Life Corporation
                  17800 Royalton Road
                  Strongsville, Ohio  44136




                              Page 89 of 136 Pages
                  with a copy to:

                  Latham & Watkins
                  5800 Sears Tower
                  233 S. Wacker Drive
                  Chicago, Illinois
                  Attention: Mark D. Gerstein

         If to the Investors, to the addresses set forth on the Signature pages hereto.

         If to holders of the Registrable Shares other than the Investors, to the addresses set forth on the stock record books of the Corporation.

                  10.10 GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Ohio applicable to contracts made and wholly to be performed in that state.

                  10.11 FINAL AGREEMENT. This Agreement, together with the Stock Purchase Agreement and all other agreements entered into by the parties hereto pursuant to the Stock Purchase Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

                  10.12 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

                  10.13 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any Person.

                               [Remainder of page intentionally left blank.
                                         Signature pages follow.]




                              Page 90 of 136 Pages

         The parties hereto have executed this Agreement on the date first above written.


                       THE CORPORATION:
                       ----------------

                       CENTRAL RESERVE LIFE CORPORATION



                       By:      /s/ Frank W. Grimone
                                -------------------------------
                       Name:    Frank W. Grimone
                       Title:   CFO





                              Page 91 of 136 Pages

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                     INSURANCE PARTNERS, L.P.

                          By:   Insurance GenPar, L.P.,
                                its General Partner

                                By:    Insurance GenPar MGP, L.P.
                                       its General Partner

                                       By:    Insurance GenPar MGP, Inc.,
                                              its General Partner

                                       By:
                                          ---------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------


                            Address:

                            One Chase Manhattan Plaza
                            44th Floor
                            New York, New York 10005
                            Attention: Bradley & Cooper

                            Copy to:

                            Weil, Gotshal & Manges LLP
                            767 Fifth Avenue
                            New York, New York 10153
                            Attention: Thomas A. Roberts






                              Page 92 of 136 Pages

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                     INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P.

                          By:   Insurance Genpar (Bermuda), L.P.,
                                its General Partner

                                By: Insurance GenPar MGP (Bermuda), L.P.,
                                    its General Partner

                                    By:    Insurance GenPar MGP (Bermuda), Inc.,
                                           its General Partner

                                    By:
                                      -----------------------------
                                    Name:
                                        ---------------------------
                                    Title:
                                         --------------------------


                        Address:

                        One Chase Manhattan Plaza
                        44th Floor
                        New York, New York 10005
                        Attention: Bradley & Cooper

                        Copy to:

                        Weil, Goshal & Manges LLP
                        767 Fifth Avenue
                        New York, New York 10153
                        Attention: Thomas A. Roberts





                              Page 93 of 136 Pages

                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                                 /s/ Peter W. Nauert
                                 -------------------
                                 Peter W. Nauert


                   Address:

                   1750 East Golf Road
                   Suite 210
                   Schaumburg, Illinois 60173

                   Copy to:

                   McDermott, Will & Emery
                   227 West Monroe Street
                   Chicago, Illinois 60606
                   Attention: Stanley H. Meadows, P.C.




                              Page 94 of 136 Pages

        SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                                /s/ Michael A. Cavataio
                                -----------------------
                                Michael A. Cavataio


                       Address:

                       3125 Ramsgate Road
                       Rockford, Illinois 61114





                              Page 95 of 136 Pages

              SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                             MERCANTILE BANK OF NORTHERN ILLINOIS,
                             TRUSTEE OF THE CONSECO STOCK OPTION DIRECTOR
                             PLAN FBO
                             MICHAEL CAVATAIO #08590033


                             By:
                                -------------------------
                             Name:
                                  -----------------------
                             Title:
                                   ----------------------


                             Address:

                             P.O. Box 30
                             Freeport, Illinois 61032

                             Copy to:

                             Michael A. Cavataio
                             3125 Ramsgate Road
                             Rockford, Illinois 61114




                              Page 96 of 136 Pages

           SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                             MERCANTILE BANK OF NORTHERN ILLINOIS,
                             TRUSTEE OF THE CONSECO STOCK OPTION DIRECTOR
                             PLAN FBO
                             MICHAEL CAVATAIO #08590034


                             By:
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


                             Address:

                             P.O. Box 30
                             Freeport, Illinois 61032

                             Copy to:

                             Michael A. Cavataio
                             3125 Ramsgate Road
                             Rockford, Illinois 61114




                              Page 97 of 136 Pages

               SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                                    /s/ Karon Hill
                                    ---------------------------------
                                   Karon Hill


                           Address:

                           1750 East Golf Road
                           Suite 210
                           Schaumburg, Illinois 60173




                              Page 98 of 136 Pages

          SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                      /s/ Val Rajic
                      ------------------------------------
                      Val Rajic


                      Address:

                      1750 East Golf Road
                      Suite 210
                      Schaumburg, Illinois 60173





                              Page 99 of 136 Pages

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                              TURKEY VULTURE FUND XIII, LTD.


                              By:
                                ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                   ---------------------------


                              Address:

                              7001 Center Street
                              Mentor, Ohio  44060
                              Attention:  Richard M. Osborne

                              Copy to:

                              Kohrman, Jackson & Krantz P.L.L.
                              1375 East Ninth Street
                              One Cleveland Center, 20th Floor
                              Cleveland, Ohio  44114
                              Attention:  Marc C. Krantz




                             Page 100 of 136 Pages

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


          /s/ Marc C. Krantz
          ------------------------------------------------
          Marc C. Krantz


             Address:

             Kohrman, Jackson & Krantz P.L.L.
             1375 East Ninth Street
             One Cleveland Center, 20th Floor
             Cleveland, Ohio  44114





                             Page 101 of 136 Pages

        SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

   KRANTZ FAMILY LIMITED PARTNERSHIP


                       By:  /s/ Byron S. Krantz
                                Byron S. Krantz, its General Partner


                       Address:

                       Kohrman, Jackson & Krantz P.L.L.
                       1375 East Ninth Street
                       One Cleveland Center, 20th Floor
                       Cleveland, Ohio 44114




                             Page 102 of 136 Pages

          SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                         MEDICAL MUTUAL OF OHIO


                         By:
                            -------------------------------------
                         Name:
                              -----------------------------------
                         Title:
                              -----------------------------------


                         Address:

                         2060 East Ninth Street
                         Cleveland, Ohio 44115
                         Attention: General Counsel




                             Page 103 of 136 Pages

              SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                             UNITED PAYORS AND UNITED PROVIDERS, INC.


                             By:
                               --------------------------------------
                             Name:
                                  -----------------------------------
                             Title:
                                   ----------------------------------


                             Address:

                             2275 Research Blvd.
                             6th Floor
                             Rockville, Maryland 20850
                             Attention: Joe Mott




                             Page 104 of 136 Pages

              SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                                /s/ Howard R. Conant
                                --------------------------------------
                                Howard R. Conant


                                Address:

                                c/o Lunn Partners
                                209 South LaSalle Street
                                Chicago, Illinois 60604
                                Attention: John Cochrane





                             Page 105 of 136 Pages

                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                  JOSEPH CUSIMANO IRA


                                  By:
                                    ----------------------------------
                                  Name:
                                      --------------------------------
                                  Title:
                                        ------------------------------


                                  Address:

                                  c/o Lunn Partners
                                  209 South LaSalle Street
                                  Chicago, Illinois 60604
                                  Attention: John Cochrane




                             Page 106 of 136 Pages

               SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                            LEG PARTNERS SBIC, L.P.


                            By:
                               -------------------------------
                            Name:
                                 -----------------------------
                            Title:
                                  ----------------------------


                            Address:

                            230 Park Avenue
                            19th Floor
                            New York, New York 10169
                            Attention: Lawrence Golub





                             Page 107 of 136 Pages

                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT

         This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT is made and entered into this 17th day of February, 1999, by and between Ceres Group, Inc., a Delaware corporation and successor-in-interest to Central Reserve Life Corporation, an Ohio corporation (the "Company"), and the persons and entities set forth on the signature page attached hereto.

         WHEREAS, the Company and Insurance Partners, L.P., Insurance Partners Offshore (Bermuda), L.P., Peter W. Nauert, Michael A. Cavataio, Mercantile Bank of Northern Illinois, Trustee of the Conseco Stock Option Director Plan FBO Michael Cavataio #08590033, Mercantile Bank of Northern Illinois, Trustee of the Conseco Stock Option Director Plan FBO Michael Cavataio #08590034, Karon Hill, Val Rajic, Turkey Vulture Fund XIII, Ltd., Marc C. Krantz, Krantz Family Limited Partnership, Medical Mutual of Ohio, United Payors and United Providers, Inc., Howard R. Conant, Joseph Cusimano IRA, and LEG Partners SBIC, L.P. (collectively the "Investors"), executed a Registration Rights Agreement, dated July 1, 1998 (the "Registration Rights Agreement") pursuant to which the Investors would have certain registration rights relating to shares of the Company's common stock, par value $0.001 per share (the "Common Shares"), owned by the Investors;

         WHEREAS, the Company has offered 2,000,000 Common Shares (the "Offering Shares") in a private placement offering of even date herewith (the "Offering");

         WHEREAS, the Company desires to include the Offering Shares in the Registration Rights Agreement and make the purchasers of the Offering Shares subject to and bound by the Registration Rights Agreement;

         WHEREAS, the purchasers of the Offering Shares have agreed to be bound by and subject to, and have the Offering Shares be included in the definition of "Registrable Shares" in, the Registration Rights Agreement and

         WHEREAS, the Company and the Investors listed on the signature page attached hereto (together the "Parties") have agreed to modify the Registration Rights Agreement upon the terms and conditions set forth herein:

         NOW, THEREFORE, the Parties agree as follows:

         1. The Investors listed on the signature page attached hereto, which are holders of at least a majority of the Registrable Shares (as that term is defined in the Registration Rights Agreement), hereby consent to this amendment to the Registration Rights Agreement pursuant to Section 10.3 thereof.
         2. The term "Investor" as defined in the Registration Rights Agreement is modified to include the purchasers of Offering Shares that were not "Investors" under the Registration Rights Agreement as of July 1, 1998.




                             Page 108 of 136 Pages

         3. The terms "Offering" and "Offering Shares" shall be added to Section 1 of the Registration Rights Agreement and shall be as follows:

         "Offering" means the offering by the Company of 2,000,000 Common Shares in a private placement offering in connection with the acquisition of Continental General Corporation, a Nebraska corporation.

         "Offering Shares" means the 2,000,000 Common Shares offered by the Company in the Offering.

         4. The definition of "Registrable Shares" in Section 1 of the Registration Rights Agreement is modified, in its entirety, as follows:

         "Registrable Shares" means at any time (i) any Common Shares then outstanding which were issued pursuant to the Stock Purchase Agreement; (ii) any Common Shares then outstanding which were issued pursuant to the Offering; (iii) any Common Shares then outstanding and held by any Investor (including the Common Shares issuable upon exercise of the Warrants (as defined in the Stock Purchase Agreement)); (iv) any Common Shares then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in (i), (ii) or (iii); and (v) any Common Shares then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i), (ii) or (iii); provided, however, that Registrable Shares shall not include any shares which have been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Shares, whether or not such acquisition actually has been effected.

         5. All questions concerning the construction, validity and interpretation of this Amendment No. 1 to the Registration Rights Agreement, and the performance of the obligations imposed by this Amendment No. 1, shall be governed by the laws of the State of Ohio applicable to contracts made and wholly performed in that state.

         6. Except as specifically provided herein, all other terms of the Registration Rights Agreement shall apply and shall remain unmodified and in full force and effect.






                             Page 109 of 136 Pages

         IN WITNESS WHEREOF, the Parties hereby execute this Amendment No. 1 to the Registration Rights Agreement as of the date set forth above.

                                  CERES GROUP, INC.


                                  /s/ Val Rajic
                                  ----------------------------------
                                  By: Val Rajic
                                  Its: Executive Vice President





                             Page 110 of 136 Pages

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
             CONSENT OF HOLDERS OF A MAJORITY OF REGISTRABLE SHARES

                     INSURANCE PARTNERS, L.P.

                     By: Insurance GenPar, L.P.,
                         its General Partner

                              By: Insurance GenPar MGP, L.P.,
                                  its General Partner

                                  By: Insurance GenPar MGP, Inc.,
                                         its General Partner


                                  /s/ Robert A. Spass
                                  ------------------------------------
                                  By: Robert A. Spass
                                  Its: President


                     INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P.

                     By: Insurance GenPar (Bermuda), L.P.,
                         its General Partner

                             By: Insurance GenPar (Bermuda) MGP, L.P.,
                                 its General Partner

                                     By: Insurance GenPar (Bermuda) MGP, Ltd.,
                                         its General Partner

                                     /s/ Robert A. Spass
                                     ----------------------------------
                                     By: Robert A. Spass
                                     Its: President



                                     /s/ Peter W. Nauert
                                     ----------------------------------
                                     PETER W. NAUERT




                             Page 111 of 136 Pages

SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


                                LUNN-CERES, LLC

                                /s/ Robert J. Lunn
                                ---------------------------------------
                                By: Robert J. Lunn
                                Its: Managing Member


                                /s/ Sally J. Krogh
                                ---------------------------------------
                                SALLY J. KROGH


                                /s/ Charles E. Miller, Jr.
                                ---------------------------------------
                                CHARLES E. MILLER, JR.


                                /s/ Glen A. Laffoon
                                ---------------------------------------
                                GLEN A. LAFFOON


                                /s/ Bruce Henry
                                ---------------------------------------
                                BRUCE HENRY


                                /s/ John A. Cochrane
                                ---------------------------------------
                                JOHN COCHRANE


                                /s/ Andrew A. Boemi
                                ---------------------------------------
                                 ANDREW A. BOEMI


                                MICHAEL A. CAVATAIO IRA

                                By: Stifel, Nicolaus & Co., Inc., Custodian


                                /s/ Cathy Fassel
                                ---------------------------------------
                                By: Cathy Fassel
                                Its: Vice President





                             Page 112 of 136 Pages

SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


                            KENNETH A. MANNINO IRA

                            By: Stifel, Nicolaus & Co., Inc., Custodian


                            /s/ Cathy Fassel
                            ----------------------------------------
                            By: Cathy Fassel
                            Its: Vice President






                             Page 113 of 136 Pages